Exhibit 10.2

MERCEDES-BENZ AUTO RECEIVABLES TRUST 2020-1,
as Issuer,

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as Administrator,

DAIMLER RETAIL RECEIVABLES LLC,
as Depositor,

and

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee

ADMINISTRATION AGREEMENT Dated as of June 1, 2020

EXHIBITS

Exhibit A - Form of Power of Attorney	A-1

i

This ADMINISTRATION AGREEMENT, dated as of June 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among MERCEDES-BENZ AUTO RECEIVABLES TRUST 2020-1, as issuer (the “Issuer”), MERCEDES-BENZ FINANCIAL SERVICES USA LLC (“MBFS USA”), as administrator (the “Administrator”), DAIMLER RETAIL RECEIVABLES LLC (“Daimler Retail Receivables”), as depositor (the “Depositor”), and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee (the “Indenture Trustee”).

WHEREAS, the Issuer was continued pursuant to an amended and restated trust agreement, dated as of June 1, 2020 (the “Trust Agreement”), between the Depositor and Wilmington Trust, National Association, as trustee (the “Owner Trustee”);

WHEREAS, the Issuer is issuing the Notes pursuant to an indenture, dated as of the date hereof (the “Indenture”), between the Issuer and the Indenture Trustee;

WHEREAS, in connection with the issuance of the Notes and of certain beneficial ownership interests in the Issuer, certain documents have been executed, including (i) the Indenture, (ii) a sale and servicing agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, MBFS USA, as seller (the “Seller”) and as servicer (in such capacity, the “Servicer”), and (iii) a receivables purchase agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), between the Seller and the Depositor;

WHEREAS, pursuant to the Trust Agreement, the Sale and Servicing Agreement and the Indenture, the Issuer and the Owner Trustee are required to perform certain duties in connection with the (i) Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (ii) beneficial ownership interests in the Issuer;

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the other Basic Documents as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01.  Capitalized Terms; Interpretive Provisions.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement, which Appendix is hereby incorporated into and made a part of this Agreement.  Appendix A also contains rules as to usage applicable to this Agreement.

Section 1.02.  Duties of the Administrator.

(a)  The Administrator agrees to perform all of its duties as Administrator, including its duties under the Asset Representations Review Agreement, and, except as specifically excluded herein, agrees to perform all the duties of the Issuer and the Owner Trustee under the Issuer Basic Documents.  In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Issuer Basic Documents.  The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Issuer Basic Documents.  The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Issuer Basic Documents.  In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including such of the foregoing actions as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

(i)    the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.13);

(ii)    the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(iii)    the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(iv)    the obtaining and preservation of the Issuer’s qualifications to do business in each jurisdiction where such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate (Section 3.04);

(v)    the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other actions as are necessary or advisable to protect the Trust Estate (Section 3.05);

(vi)    the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(vii)    the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(viii)    the preparation and delivery of written notice to the Indenture Trustee, the Depositor and the Rating Agencies of each Servicer Termination Event and, if such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(ix)    the preparation and obtaining of documents and instruments required for the conveyance or transfer by the Issuer of its properties or assets (Section 3.10(b));

(x)    the duty to cause the Servicer to comply with the Sale and Servicing Agreement (Section 3.12);

(xi)    the delivery of written notice to the Indenture Trustee and each Rating Agency of each Event of Default under the Indenture and each default by the Servicer, the Seller or the Depositor under the Sale and Servicing Agreement or by the Seller or the Purchaser under the Receivables Purchase Agreement (Section 3.17);

(xii)    the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(xiii)    the compliance with Section 5.04 of the Indenture with respect to the sale of the Trust Estate if an Event of Default shall have occurred and be continuing (Section 5.04);

(xiv)    the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(xv)    the preparation of any written instruments required to confirm more fully the authority of any co‑trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co‑trustee or separate trustee (Sections 6.08 and 6.10);

(xvi)    the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(xvii)    the preparation and, after execution by the Issuer, the filing with the Commission and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by the Commission and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

(xviii)    the opening of one or more accounts in the Indenture Trustee’s name, established with the Securities Intermediary and the taking of all other actions necessary with respect to investment and reinvestment of funds in such accounts (Sections 8.02 and 8.03);

(xix)    the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

(xx)    the preparation of Issuer Requests and Officer’s Certificates, the obtaining of Opinions of Counsel and the certification to the Indenture Trustee with respect to the execution of supplemental indentures and the mailing to the Noteholders and the Rating Agencies, as applicable, of notices with respect to such supplemental indentures (Sections 9.01 and 9.02);

(xxi)    the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(xxii)    the preparation and delivery of Officer’s Certificates and the obtaining of Opinions of Counsel and Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.01(b));

(xxiii)    the preparation and delivery of written notice to the Rating Agencies, upon the failure of the Issuer, the Depositor or the Indenture Trustee to give such notification, of the information required pursuant to the Indenture (Section 11.04); and

(xxiv)    the recording of the Indenture, if applicable (Section 11.16).

(b)  The Administrator shall:

(i)    pay or cause the Servicer to pay to the Indenture Trustee from time to time such compensation and fees for all services rendered by the Indenture Trustee under the Indenture as have been agreed to in a separate fee schedule between the Administrator and the Indenture Trustee (which compensation shall not be limited by any Applicable Law in regard to the compensation of a trustee of an express trust);

(ii)    except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Basic Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith;

(iii)    indemnify, or cause the Servicer to indemnify, the Indenture Trustee for, and hold it harmless, or cause the Servicer to hold it harmless, against, any and all losses, liabilities or expenses, including attorneys’ fees, incurred by it in connection with the administration of the Issuer and the performance of its duties under the Indenture, including any Expenses incurred by the Indenture Trustee in connection with the enforcement of the Administrator or Servicer’s indemnification or other obligations hereunder, except the Indenture Trustee will not be indemnified for, or held harmless against, any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith;

(iv)    except as otherwise expressly provided in the third sentence of Section 7.01 of the Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith of the Owner Trustee;

(v)    indemnify the Owner Trustee and its agents, successors, assigns, directors, officers and employees for, and hold them harmless against, any loss, obligation, damage, tax, claim, suit, liability or expense incurred without negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement; and

(vi)    promptly appoint a successor Indenture Trustee pursuant to Section 6.08 of the Indenture, upon the Indenture Trustee’s resignation or removal, or if the office of the Indenture Trustee becomes vacant for any other reason.

(c)  In addition to the duties set forth in Sections 1.02(a) and (b), the Administrator shall (i) execute on behalf of the Issuer or the Owner Trustee and (ii) perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Issuer Basic Documents or are otherwise authorized to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee, shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Issuer Basic Documents.  In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions.  Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(d)  Notwithstanding anything in this Agreement or the other Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Certificateholder as contemplated in Section 5.01(d) of the Trust Agreement.  Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(e)  Notwithstanding anything in this Agreement or the other Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.04 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

(f)  To the extent that any tax withholding is required, the Administrator shall deliver to the Owner Trustee and the Indenture Trustee, on or before January 31, 2021, a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee as to such tax withholding and the procedures to be followed with respect thereto to comply with the requirements of the Code.  The Administrator shall update such certificate if any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

(g)  The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement, the Asset Representations Review Agreement or any other Basic Document.

(h)  In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(i)  With respect to matters that in the reasonable judgment of the Administrator are non‑ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent, which consent shall not be unreasonably withheld or delayed, or provided an alternative direction.  For the purpose of the preceding sentence, “non‑ministerial matters” shall include:

(i)    the amendment of or any supplement to the Indenture;

(ii)    the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(iii)    the amendment, change or modification of the Basic Documents;

(iv)    the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or Indenture Trustee of its obligations under the Indenture;

(v)    the appointment of successor Owner Trustees pursuant to the Trust Agreement; and

(vi)    the removal of the Indenture Trustee.

(j)  Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Basic Documents, (ii) take any other action that the Issuer directs the Administrator not to take on its behalf or (iii) take any other action which may be construed as having the effect of varying the investment of the Securityholders.

(k)  The Administrator may enter into subservicing agreements with one or more subservicers for the performance of all or part of the Administrator’s duties hereunder.  References herein to actions taken or to be taken by the Administrator include actions taken or to be taken by a subservicer on behalf of the Administrator.  Each subservicing agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Administrator and the subservicer have agreed.

(l)  If requested by the Depositor for purposes of compliance with its reporting obligations under the Exchange Act, the Administrator will provide to the Depositor and the Servicer on or before March 31 of each year beginning March 31, 2021, the servicing criteria assessment required to be filed in respect of the Issuer under the Exchange Act under Item 1122 of Regulation AB if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, are required to be filed in respect of the Issuer and shall cause a firm of independent certified public accountants, who may also render other services to the Administrator, the Servicer, the Seller or the Depositor, to deliver to the Depositor and the Servicer the attestation report that would be required to be filed in respect of the Issuer under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Issuer.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.

The Administrator and the Depositor acknowledge and agree that the purpose of this Section 1.02(l) is to facilitate compliance by the Depositor with the provisions of Regulation AB and the related rules and regulations of the Commission.  The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act.  The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel or otherwise, and the Administrator agrees to comply with all reasonable requests made by the Depositor in good faith for delivery of information and shall deliver to the Depositor all information and certifications reasonably required by the Depositor to comply with its Exchange Act reporting obligations, including with respect to any of its predecessors or successors. The obligations of the Administrator to provide such information shall survive the removal or termination of the Administrator as Administrator hereunder.

Section 1.03.  Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours, upon reasonable prior notice.

Section 1.04.  Compensation.  As compensation for the performance of the Administra-tor’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly payment of compensation which shall be solely an obligation of the Servicer.

Section 1.05.  Additional Information to be Furnished to the Issuer.  The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer may reasonably request.

Section 1.06.  Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 1.07.  No Joint Venture.  Nothing contained in this Agreement shall (i) constitute the Administrator and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 1.08.  Other Activities of Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person, even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 1.09.  Term of Agreement; Resignation and Removal of Administrator.  This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(a)  Subject to Section 1.09(c), (i) the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice and (ii) the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(b)  Subject to Section 1.09(c), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)   the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

(ii)   an Insolvency Event occurs with respect to the Administrator.

The Administrator agrees that if an Insolvency Event occurs with respect to it, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

(c)  No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.  The appointment of any successor Administrator shall be effective after providing prior written notice to each Rating Agency with respect to the proposed appointment.

(d)  Subject to Section 1.09(c), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement.

Section 1.10.  Action Upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (d), respec-tively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal.  The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator.  In the event of the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 1.11.  Notices.  Unless otherwise specified in this Agreement, all notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement will be in writing.  Notices, requests, demands, consents and other communications will be deemed to have been given and made, (i) upon delivery or, in the case of a letter mailed via registered first class mail, postage prepaid, three days after deposit in the mail and (ii) in the case of (a) a facsimile, when receipt is confirmed by telephone or by reply e‑mail or reply facsimile from the recipient, (b) an e-mail, when receipt is confirmed by telephone or by reply e‑mail from the recipient and (c) an electronic posting to a password-protected website, upon printed confirmation of the recipient’s access to such password-protected website, or when notification of such electronic posting is confirmed in accordance with clauses (ii)(b) through (ii)(c) above.  Unless otherwise specified in this Agreement, any such notice, request, demand, consent or other communication will be delivered or addressed, in the case of (i) the Issuer or the Owner Trustee, at the Corporate Trust Office (e-mail: mhollis@wilmingtontrust.com, telecopier: (302) 636-4140), (ii) the Administrator, at 36455 Corporate Drive, Farmington Hills, Michigan  48331, Attention: Steven C. Poling (e-mail: steven.c.poling@daimler.com, telecopier: (817) 224-3587), (iii) the Depositor, at 36455 Corporate Drive, Farmington Hills, Michigan 48331, Attention: Michelle D. Spreitzer (email: michelle.d.spreitzer@daimler.com, telecopier: (817) 224-3587) and (iv) the Indenture Trustee, at its Corporate Trust Office, (e-mail: melissa.rosal@usbank.com, telecopier: (312) 332-7996); or as to each of the foregoing, at such other address as shall be designated by written notice to the other entities.

Section 1.12.  Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of any Securityholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, that no such amendment shall materially and adversely affect the interest of any Noteholder.  This Agreement may also be amended by the parties hereto with the written consent of the Noteholders evidencing at least 51% of the Note Balance of the Notes or, if the Notes have been paid in full, the Certificateholders evidencing at least 51% of the aggregate Certificate Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Securityholders without the consent of all Securityholders adversely affected thereby or (ii) reduce the percentage of the Note Balance of the Notes or of the Certificate Percentage Interest, the consent of the Noteholders or the Certificateholders, respectively, of which is required for any amendment to this Agreement without the consent of 100% of the Holders of all Notes then Outstanding or all Certificates, respectively.

An amendment to this Agreement shall be deemed not to materially adversely affect the interests of any Noteholder if the Person requesting such amendment obtains and delivers to the Owner Trustee and the Indenture Trustee an Opinion of Counsel or an Officer’s Certificate of the Issuer to that effect and by satisfaction of the Rating Agency Condition with respect to such amendment.  Notwithstanding the foregoing, the Administrator may not amend this Agreement without the consent of the Depositor, which consent shall not be unreasonably withheld.

Section 1.13.  Successors and Assigns.  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee, and subject to the satisfaction of the Rating Agency Condition in respect thereof.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder.  Notwithstand-ing the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 1.14.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.15.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 1.16.  Table of Contents and Headings.  The Table of Contents and the various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 1.17.  Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 1.18.  Severability.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

Section 1.19.  Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)  Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) the Owner Trustee has not verified and has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer hereunder and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.  For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

(b)  Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank National Association solely in its capacity as Indenture Trustee under the Indenture, and in no event shall the Indenture Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 1.20.  Third‑Party Beneficiary.  The Owner Trustee is a third‑party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

Section 1.21.  Successor Servicer and Administrator.  The Administrator shall undertake, as promptly as possible after the giving of notice of termination to the Servicer of the Servicer’s rights and powers pursuant to Section 7.01 of the Sale and Servicing Agreement, to enforce the provisions of Section 7.02 of the Sale and Servicing Agreement with respect to the appointment of a Successor Servicer.  Such Successor Servicer shall, upon compliance with the second to last sentence of Section 7.02 of the Sale and Servicing Agreement, become the successor Administrator hereunder, subject to Section 7.02 of the Sale and Servicing Agreement; provided, however, that if the Indenture Trustee shall become such successor Administrator, the Indenture Trustee shall not be required to perform any obligations or duties or conduct any activities as successor Administrator that would be prohibited by law and not within the banking and trust powers of the Indenture Trustee.  In such event, the Indenture Trustee may appoint a sub-administrator to perform such obligations and duties. Any transfer of servicing pursuant to Section 7.02 of the Sale and Servicing Agreement and related succession as Administrator hereunder shall not constitute an assumption by the related successor Administrator of any liability of the related outgoing Administrator arising out of any breach by such outgoing Administrator of such outgoing Administrator’s duties hereunder prior to such transfer.

Section 1.22.  Nonpetition Covenants.

(a)  Each of the Depositor, the Administrator, the Owner Trustee and the Indenture Trustee covenants and agrees that it will not at any time institute against, or join any Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any Insolvency Law in connection with any obligations relating to any of the Basic Documents and agrees that it will not cooperate with or encourage others to file a bankruptcy petition against the Issuer during the same period.

(b)  Each of the Issuer, the Administrator, the Owner Trustee and the Indenture Trustee covenants and agrees that it will not at any time institute against, or join any Person in instituting against, the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any Insolvency Law in connection with any obligations relating to any of the Basic Documents and agrees that it will not cooperate with or encourage others to file a bankruptcy petition against the Depositor during the same period.

Section 1.23.  Electronic Signatures.  Any signature (including any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar State law based on the Uniform Electronic Transactions Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

MERCEDES-BENZ AUTO RECEIVABLES TRUST 2020-1, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Matthew Hollis
Name: Matthew Hollis
Title: Banking Officer

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Christopher Trainor
Name: Christopher Trainor
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Eric Ott
Name: Eric Ott
Title: Vice President

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Administrator

By:	/s/ Christopher Trainor
Name: Christopher Trainor
Title: Vice President

Administration Agreement

EXHIBIT A

POWER OF ATTORNEY PURSUANT TO
SECTION 1.02(c) OF ADMINISTRATION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust, National Association, a national banking association,  not in its individual capacity but solely as Owner Trustee of Mercedes-Benz Auto Receivables Trust 2020-1, a Delaware statutory trust (the “Issuer”), as grantor (in such capacity, the “Grantor”), does hereby appoint MBFS USA LLC, a Delaware limited liability company (“MBFS USA”), as grantee (the “Grantee”), as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Issuer, to take the following actions from time to time with respect to the duties of MBFS USA, as administrator (in such capacity, the “Administrator”) under the administration agreement, dated as of June 1, 2020 (the “Administration Agreement”), among the Issuer, the Administrator, Daimler Retail Receivables LLC (“Daimler Retail Receivables”) and U.S. Bank National Association, for the purpose of executing on behalf of the Grantor or the Issuer all such documents, reports, filings, instruments, certificates and opinions required pursuant to the Basic Documents.

The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the performance of its duties as Administrator under the Administration Agreement and the Grantor hereby ratifies and confirms any and all lawful acts the Grantee shall undertake pursuant to and in conformity with this Power of Attorney.

This Power of Attorney is revocable in whole or in part as to the powers herein granted upon notice by the Grantor.  If not earlier revoked, this Power of Attorney shall expire completely or, if so indicated, in part, upon the earlier of the (i) termination of the amended and restated trust agreement, dated as of June 1, 2020 (the “Trust Agreement”), between Daimler Retail Receivables, as depositor, and Wilmington Trust, National Association, as owner trustee, or (ii) termination of the Administration Agreement.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement or, if not defined therein, in the Administration Agreement, as the case may be.

This Power of Attorney shall be created under and governed and construed under the internal laws of the State of New York.

The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

It is expressly understood and agreed by the Grantee and any person relying on this Power of Attorney that (a) the Administration Agreement and this Power of Attorney is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements made in the Administration Agreement or in this Power of Attorney on the part of the Grantor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Grantor or the Owner Trustee, respectively, (c) nothing in the Administration Agreement or herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained in the Administration Agreement or herein of the Grantor or the Owner Trustee, all such liability, if any, being expressly waived by the Grantee and any person relying on this Power of Attorney and by any person claiming by, through or under the Grantee or such person, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made in the Administration Agreement or herein and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Grantor or the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Grantor or the Owner Trustee under the Administration Agreement, this Power of Attorney or any other related documents.

Notwithstanding anything herein to the contrary, this Power of Attorney does not, and is not intended to, and will not be construed to, grant any authority to the Grantee to (i) expand, increase, incur, or otherwise impose any duties, liabilities or obligations of or on the Owner Trustee, as trustee or in its individual capacity, or (ii) provide any guaranty, indemnity or property of the Owner Trustee, as trustee or in its individual capacity, for any reason whatsoever.

Dated this ____ day of June, 2020.

[Seal]	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee of Mercedes-Benz Auto Receivables Trust 2020-1

By:
Name:
Title:

Signed and delivered in the presence of:

Address:

[Unofficial Witness]